Investor/Analyst Day

Orange County, California

August 12, 2010

Keith Guericke

President & CEO

Essex Skyline at MacArthur Place Pool Deck

Forward Looking Statement
SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995:
 This presentation by Essex Property Trust, Inc. (the “Company”) includes “forward-looking statements” within the meaning of
 Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
 amended.  Such forward-looking statements include statements regarding 2010 and 2011 financial guidance, future trends in our market locations, our future operations and financial strategy, anticipated yields on development, anticipated yields on redevelopment and resource management initiatives, housing supply forecasts in our markets, job growth in our markets, average vacancy in our markets, rent growth in our markets, median household income forecasts and growth in our markets, acquisitions and redevelopment forecasts for 2010 and future capital needs, refinancing activity and capital availability. The
 Company's actual results may differ materially from those projected in such forward-looking statements.

 Factors that might cause such a difference include, but are not limited to, changes in market demand for rental units and the impact of competition and competitive pricing, changes in economic conditions, unexpected delays in the development and stabilization of development and redevelopment projects, unexpected difficulties in leasing of development and redevelopment projects, total costs of renovation and development investments exceeding our projections and other risks detailed in the
 Company's filings with the Securities and Exchange Commission (SEC).  All forward-looking statements are made as of today, and the Company assumes no obligation to update this information.  For more details relating to risk and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent report on Form 10-K for the year ended
 December 31, 2009.

Essex Market Strategy	Keith Guericke
Current Operating Environment & Forecast	Michael Schall
Acquisitions	Craig Zimmerman
Development	John Eudy
Redevelopment & Resource Management	John Burkart
Financial Overview	Michael Dance
Orange County Market Update	Erik Alexander
Agenda

Why Western Coastal Markets?
• Requirements for long term success
 – Stable occupancy
 – Low affordability
 – Growing and diverse economy
 – Limited Housing supply
• Coastal Region Characteristics
 – Permanent constraints on new supply
 – Job growth expectations drive income growth
 – High cost of home ownership
 – Higher quality of life

Income Growth
Household Growth
Population Growth
Job Growth
Housing Supply
Single Family
Affordability
Ranking of 27
submarkets to
determine allocation
of investment capital
Economic Research Model

Martinez
Antioch
Oakley
Pittsburg
Pinole
Hercules
Fairfax
San Rafael
Kentfield
San Pablo
Sobrante
San Pablo Reservoir
Concord
Clayton
Pleasant Hill
Brentwood
Corte Madera
Richmond
Mill Valley
El Cerrito
C O N T R A C O S T A
Tiburon
Albany
Orinda
Lafayette
Moraga
Mount Diablo
Sausalito
Berkeley
Alamo
Emeryville
Piedmont
Danville
Golden Gate N.R.A.
San Francisco
Oakland
Tassajara
N. Vasco Rd
San Ramon
Alameda
SAN FRANCISCO
San Leandro
Castro Valley
Ashland
Dublin
Daly City
San Bruno Mountain
South San Francisco
Hayward
San Lorenzo
Livermore
Pleasanton
San Francisco Bay
Pacifica
San Bruno
Millbrae
A L A M E D A
Diablo Range
Union City
Burlingame
Foster City
San Antonio Reservoir
North Peak
Scarper Peak
San Mateo
Fremont
Newark
San Carlos
North Fair Oaks
Vallejo Beach
Half Moon Bay
Redwood City
SAN MATEO
East Palo Alto
Palo Alto
Milpitas
Sierra Morena
Stanford
Mountain View
Los Altos
Santa Clara
Sunnyvale
San Jose
Cupertino
S A N T A C L A R A
Saratoga
Campbell
Los Gatos
Santa Cruz Mountains
Coast

Essex Properties
Development Communities
Units: 8,857
Percentage of Portfolio: 32%
Average Rent: $1,430
Occupancy: 97.5%
Northern California

Frazier Park
Lebec
Pyramid Lake
San Rafael Wilderness
Gibraltar Reservoir
Coast Ranges
Edwards
Rosamond
Rogers Lake
Lenwood
Barstow
C A L I F O R N I A
Mojave Desert
Ord Mountains
Lancaster
Palmdale
Adelanto
Victorville
Apple Valley
Hesperia
Silverwood Lake
Crestline
Big Bear City
Big Bear Lake
Yucca Valley
Santa Clarita
Vincent
Mira Monte
Ojai
Santa Barbara
Santa Paula
Fillmore
Simi Valley
San Fernando
La Canada Flintridge
Pasadena
Muscoy
San Bernardino
Loma Linda
Ventura
Oxnard
Thousand Oaks
Agoura Hills
Los Angeles
Alhambra
Ontario
Pomona
Riverside
Malibu
East Los Angeles
Downey
Lynwood
Fullerton
Corona
Moreno Valley
Perris
Banning
Cherry Valley
Channel Islands N.P.
Anacapa Island
Torrance
Long Beach
Santa Ana
Irvine
Hemet
Lake Elsinore
Wildomar
Huntington Beach
Costa Mesa
Lakeland Village
Laguna Niguel
San Juan Capistrano
San Clemente
Temecula
Fallbrook
Lake Skinner
Channel Islands
Santa Catalina Island
Avalon
San Nicolas Island
Pacific Ocean
Gulf of Santa Catalina
San Clemente Island
Oceanside
Vista
San Marcos
Escondido
Julian
Warner Springs
Encinitas
Del Mar
Poway
Rosemont
El Capitan Reservoir
Pine Valley
Lakeside
San Diego
Mesa
Loveland Reservoir
Bonita
Chula Vista
Tecate

Essex Properties
Units: 13,082
Percentage of Portfolio: 47%
Average Rent: $1,337
Occupancy: 97.1%
Southern California

Port Hadlock
Marysville
Lake Stevens
Possession
Port Gardner
Sound
Everett
Whidbey Island
Snohomish
Mukilteo
Sultan
Mill Creek
Monroe
Lynnwood
Edmonds
Brier
Mountlake Terrace
Richmond Beach
Kenmore
Bothell
Shoreline
Woodinville
Duvall
Poulsbo
Bangor
Suquamish
Puget Sound
Green Lake
Kirkland
Redmond
Silverdale
Union Bay
Bainbridge Island
Tracyton
Seattle
Bellevue
Sammamish
Elliott Bay
Snoqualmie
Bremerton
Port Orchard
Manchester
Mercer Island
Newcastle
Issaquah
White Center
East Port Orchard
Bryn Mawr
Shorewood
Burien
Riverton Heights
Renton
North Bend
Tiger Mountain
Vashon
SeaTac
Angle Lake
Des Moines
Kent
Cedar
Vashon Island
Woodmont
Covington
Summit
Auburn
Green
Fivemile Lake

Essex Properties
Development Communities
Units: 6,053
Percentage of Portfolio: 22%
Average Rent: $998
Occupancy: 97.3%
Seattle Metro Area

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f

Limited Supply in Our Markets
(Multifamily and Single Family supply as a % of total housing stock)

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
San Francisco
San Jose
Oakland
Orange
Ventura
New York
Nassau-Suffolk
San Diego
Los Angeles
Seattle
Boston
Wash. D.C.
Portland
Baltimore
Denver
Philadelphia
Miami/Ft. Lauderdale
Austin
Sacramento
Chicago
Inland Empire
Minneapolis
Houston
Dallas-Ft. Worth
Phoenix
Las Vegas
Orlando
Atlanta

Essex Markets
Major U.S. Metros
High Home Prices In Our Markets

8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
Average Vacancy Rates in Essex Markets
Job Growth In Essex Markets

Essex Markets: Job Growth vs. Vacancy

12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
-2.5%
-5.0%
-7.5%
-10.0%
-12.5%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
Effective Rent Growth in Essex Markets
Job Growth In Essex Markets

Essex Markets: Rent Growth vs. Job Growth

Michael Schall

Chief Operating Officer

Essex Skyline at MacArthur Place Fire Pit

The Big Picture - Demand Considerations
• Echo Boomers (60 million strong) are coming (but need jobs)
• Declining homeownership rates (back to 65%)
• Increased longevity contributes to housing demand
• Lower rents stimulate demand (roommates often uncouple)
• Quality of life factors favor the West Coast
• Jobs supported by tech industries Venture Capital investment

61%
$4.02 billion
9%
6%
5%
5%
3%
3%
2%
2%
2%
1%
1%
Essex Markets
New England
NY Metro
Southwest
Midwest
DC Metro
Texas
North Central
Southwest
Philadelphia Metro
Colorado
Other

Source: PriceWaterhouseCoopers
Venture Capital Spending
Second Quarter 2010

The Big Picture - Housing Supply Considerations
• Supply of housing (single family & multifamily) at 30-year lows
• Expensive single family homes
• Fewer developers and reluctant banks restrict development
• Home mortgages now require proven income and down payments

Q2 2010 compared to Q2 2009
	Revenues	Expenses	NOI
Southern California	-2.4%	0.3%	-3.7%
Northern California	-5.3%	0.3%	-8.0%
Seattle Metro	-9.1%	-2.7%	-12.6%
Same-property average	-4.4%	-0.2%	-6.5%
• Market Rents Increased 4.3% from December 2009
• Positive ancillary indicators
 • Delinquency down 30%
 • Turnover declined
 • Concessions down 50+ percent
Second Quarter Performance

Why Didn’t Operating Results
 Improve Quicker?

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cumulative % Change
1Q'06
2Q'06
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
ESS
AVB
BRE
EQR
UDR
Avg.

Southern California
Cumulative Reported Quarterly Rent Growth

Cumulative % Change
140%
120%
100%
80%
60%
40%
20%
0%
1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10
ESS AVB BRE EQR UDR Avg.

Northern California
Cumulative Reported Quarterly Rent Growth

140%
120%
100%
80%
60%
40%
20%
0%
Cumulative % Change
1Q'06
2Q'06
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
ESS
AVB
BRE
EQR
UDR
Avg.

Seattle Metro Area
Cumulative Reported Quarterly Rent Growth

GAP = 20.2% of Rents
30%
25%
20%
15%
10%
5%
0%
16%
12%
8%
4%
0%
-4%
-8%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 e
Actual Rent/Income
Average Rent ('89 - '10)
Median Household Income Growth
U.S. Annual Average Income Growth

	Median Income	Average Rent	Rent as % Income
1989	$ 48,115	$ 890	22.2%
2010	$ 87,654	$ 1,201	16.4%

Current Income GAP from Average	Monthy $ Value of GAP	% of Current Rents
3.3%	$ 242	20.2%

Average Income Growth (1989 - 2010)	2.9%
Average Income Growth During Expansions	4.7%

San Jose
Average Rents as a % of Median Household Income

5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Units in Thousands
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f
Single Family
Multi-Family

San Jose
Residential Supply

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f

San Jose
Total Housing Supply as a % of Stock

GAP = 20.8%
of Rents
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10%
8%
6%
4%
2%
0%
-2%
-4%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
Actual Rent/Income
Average Rent ('89 - '10)
Median Household Income Growth
U.S. Annual Average Income Growth

	Median Income	Average Rent	Rent as % Income
1989	$ 36,325	$ 628	20.7%
2010	$ 67,202	$ 774	13.8%

Current Income GAP from Average	Monthy $ Value of GAP	% of Current Rents
2.9%	$ 161	20.8%

Average Income Growth (1989 - 2010)	3.0%
Average Income Growth during Expansions	5.4%

Seattle Metro Area
Average Rents as a % of Median Household Income

Units in Thousands
20.0
17.5
15.0
12.5
10.0
7.5
5.0
2.5
0.0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f
Single Family
Multi-Family

Seattle Metro Area
Residential Supply

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f

Seattle Metro Area
Total Housing Supply as a % of Stock

GAP = 8.9%
of Rents
25%
23%
20%
18%
15%
13%
10%
8%
5%
3%
0%
10%
8%
6%
4%
2%
0%
-2%
-4%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
Actual Rent/Income
Average Rent ('89 - '10)
Median Household Income Growth
U.S. Annual Average Income Growth

	Median Income	Average Rent	Rent as % Income
1989	$ 45,922	$ 905	23.6%
2010	$ 74,862	$ 1,154	18.5%

Average Income Growth (1989 - 2010)	2.4%
Average Income Growth during Expansion:	4.8%

Current Income GAP from Average	Monthy $ Value of GAP	% of Current Rents
1.6%	$ 102	8.9%

Orange County
Average Rents as a % of Median Household Income

11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Units in Thousands
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f
Single Family
Multi-Family

Orange County
Residential Supply

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010e
2011f
2012f
2013f
2014f

Orange County
Total Housing Supply as a % of Stock

Craig Zimmerman

Exec. Vice President, Acquisitions

Essex Skyline at MacArthur Place Resident Lounge

Current Acquisitions Environment
• Economic Cap Rates: 4.75% - 5.5%
 – Cap rate compression in last 18 months
 – A & B Product in Essex markets
 – Still a good value given depressed rents
 – Ability to acquire below replacement cost
• Current Opportunities in the market
 – Distressed / Opportunistic sellers
 – Note purchases
 – Placing Mezzanine debt /Preferred equity
• Expected to exceed our goal of $300 million in acquisitions in 2010

Location: Santa Ana, CA
Acquired: March 2010
Units: 349
Year Built: 2009
Price: $128 million
Joint Venture
Essex Skyline at MacArthur Place

Location: Irvine, CA
Acquired: December 2009
Units: 115
Year Built: 2010
Purchase Price: $27 million
Total Cost to complete: $38.8 million
Axis 2300

Location: Campbell, CA
Acquired: July 2010
Units: 264
Year Built: 1973
Price: $42.5 million
The Commons

Location: San Jose, CA
Acquired: June 2010
Units: 323
Year Built: 2001
Price: $64.1 million
101 San Fernando

Location: Redmond, WA
Acquired: June 2010
Units: 156
Year Built: 1986
Price: $18.6 million
Eagle Rim

Location: Los Angeles, CA
Note Amount: $21 million
20% discount to par value
Units: 165
Santee Court

John Eudy

Exec. Vice President, Development

Essex Skyline at MacArthur Place Presentation Kitchen

Current Development Environment
 • Land prices (Values) down significantly from ‘07 highs, few transactions occurring… Bid/Ask spread issue on price…..
 • Numerous re-hashed and re-marketed land opportunies at ‘07 prices back on the
 market….no REAL takers….
 • Construction costs down 25-30% from peak levels.
 • Fees and entitlement extractions up, not down.
 • Barriers to entry still political in urban West Coast Markets…. now economic, lender and financial constraints overwhelming to most merchant builders.
 • Limited new development starts, there will be some starts on embedded deals, new fresh starts at current acquisition land values will be very limited due to barriers to entry.

Current Development Strategy
 • Broken projects requiring completion, buy and complete below replacement cost.
 • REO land purchases
 • Joint venture opportunities with land owners
 • Required stabilized yield of mid 7 to low 8 cap rate to go forward

Location: Seattle, WA
Units: 295
Cost: $92.8 million
Completion Date: June 2010
Stabilization: August 2010
Joule

Location: Berkeley, CA
Units: 171
Cost: $63 million
Completion Date: June 2010
Stabilization: September 2010
Fourth & U

Location: Sunnyvale, CA
Units: 284
Cost: $125 million
Completion Date: January 2012
Stabilization: September 2012
Tasman Place

John Burkart

Exec. Vice President, Asset Management

Essex Skyline at MacArthur Place Putting Green

Redevelopment
• Opportunity to capitalize on strategy of owning Class B quality assets in “A” locations
• Estimated yield: 8% - 10%
• Current material & labor costs at attractive lows
• 4 projects in various phases of redevelopment
• Anticipate $23 million spend in 2010

BEFORE
Foothill Commons
Bellevue, WA (388 units)

AFTER
Marina Cove
Santa Clara, CA (292 units)

Resource Management
• Focus on identifying opportunities to save money via saving energy/resources
 – Separate the theory and the lab tested initiatives from the field tested opportunities with appropriate financial returns.
• Typical areas of initiative:
 – Water heating
 • Domestic
 • Pool
 – Lighting
 – Irrigation
• Targeting 10% plus returns

Michael Dance

Chief Financial Officer

Essex Skyline at MacArthur Place Apartment Interior

PROS
• Facilitate external growth via private capital
• Allows for higher leverage
• Shared risk of ownership
• Disproportionate share of upside through promoted interest
• Fees for asset, property and construction management
• Fosters relationships to leverage future opportunities
• Broader acquisition target pool (IRR hurdle driven)
CONS
• Positive leverage and asset appreciation is shared (approximately 10%)
• Potentially higher cost of capital
• Certain decisions require partner approval
• Cost of platform and administration
External Growth Initiatives
Joint Venture/Fund vs. Balance Sheet

$350
$300
$250
$200
$150
$100
$50
$-
$50
$165
$115
$215
$20
$112
$132
$167
$63
$167
Debt Balloon Payments
Forward Starting Swaps*
Expected Refinancing Proceeds**
Available Capacity from Refinancing***

2nd Half 2010
2011
2012
$215
$330
$132
$132
$167
$230
Sources
Sources
Sources
Uses
Uses
Uses

*Forward Starting Swaps - Assumes July 31 settlement liability of $70 million on $375 million notional amount

**Expected Refinancing Proceeds assuming 2010 budgeted NOI on 5.25% interest rate and debt service coverage of 125%

***Available Capacity from refinancing to use for financing external growth
Debt Refinancing Activity

Actuals Q2 '10	Forecast Q3 '10	Forecast Q4 '10	Forecast Q1 '11	Forecast Q2 '11
Revenues and Income:					
Same-Property NOI	63,768	62,700	62,800	63,900	63,900
Development Communities	(392)	120	1,220	1,840	2,060
2010 Acquisitions	-	1,460	1,720	1,770	1,850
Co-investments - Development	(274)	(470)	(110)	(50)	150
Interest and Other Income	3,078	3,200	3,700	3,800	3,800
Interest Expense net of Capitalization	21,000	22,900	23,200	23,700	23,700
Core FFO per diluted share	1.22	1.19	1.24	1.29	1.30

*See Assumptions on following slide
Constructing FFO Guidance*
(at midpoint)

Forecast Q3 '10	Forecast Q4 '10	Forecast Q1 '11
Q3 '10 and Q4 '10 Activity			
Capitalized interest on developments in lease-up	1,400	100	-
Assumed debt on acquistions - 6/10, 7/10	400	-	-
Net savings debt refinancings	(600)	-	-
Increase in Bank Line (external growth, FSS's)	700	200	500
Change in Net interest expense	1,900	300	500

Assumptions for Constructing FFO Guidance
• Same-property NOI - Includes The Grand, Belmont Station, Regency @ Encino,
 Woodland/Foothill Commons and Q4 rents and normalized operating expenses in Q1/Q2 ’11
• 2010 Acquisitions - Eagle Rim, 101 San Fernando, The Commons
• Co-investments - Essex Skyline at MacArthur Place - $80 million loan (LIBOR+285). Stabilized
 NOI estimated at $1.9 million per quarter in Q3 2011 (less interest expense on mortgage)
• $24 million in mezzanine loans originated at the end of Q3 ’10
• Changes in interest expense as follows:

Scenario #1: Borrower defaults on the loan and declares bankruptcy, or borrower defaults on loan and Essex forecloses on the property.

No change to midpoint of 2010 guidance.

Scenario #2: Borrower request an extension on the maturity of the note receivable.

No change to midpoint of 2010 guidance.

Scenario #3: Borrower pays off the note receivable at the principal value of $25.8 million in October 2010.

The property is currently listed for sale with a broker. If the borrower is succesful at selling the property for more than the loan balance, then the Company will recognize additional income of approx. $3 million (approx. 9 cents) compared to the midpoint of 2010 FFO Guidance.

Principal value: $25.8 million
Coupon Rate: 4.95%
Interest recorded at a 10% yield as it accretes the discount on the note over the expected life of the loan.
There are three probable outcomes related to the pay off of the note receivable and accounting are outlined below:
Santee Court Note Receivable Accounting

Erik Alexander

Senior Vice President, Operations

Essex Skyline at MacArthur Place Bocce Ball Court

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
q1 2006
q2 2006
q3 2006
q4 2006
q1 2007
q2 2007
q3 2007
q4 2007
q1 2008
q2 2008
q3 2008
q4 2008
q1 2009
q2 2009
q3 2009
q4 2009
q1 2010
q2 2010
Vacancy Rates
Job Growth (Annualized Rate)

Orange County
Job Growth vs. Vacancy Rates

Rossmoor
Chapman Ave
Brookhurst St
Orange
22
Westminster
Garden Grove
55
Santa Ana
Tustin
Edinger Ave
McFadden Park
39
Fountain Valley
405
Irvine
73
Huntington Beach
Costa Mesa
Bayview Park
1
55
Galaxy View Park
Newport Beach

Units: 115
Current Average Rent: $2,524
Concession: Up to 6 weeks
Current % Leased: 30%
15% BMR
Axis 2300

Chapman Ave
Garden Grove
Orange
Westminster
Harbor Blvd
C A L I F O R N I A
Santa Ana
Tustin
Bolsa Ave
W 1st St
Edinger Ave
McFadden Park
Warner Ave
Fountain Valley
O R A N G E
Ellis Ave
Irvine
Main St
Huntington Beach
Costa Mesa
University Dr
Brentwood Park
Bayview Park
Harper School Park
Huntington Beach State Park
Arroyo Park
Newport Beach
S Main St
S Flower St
S Raitt St
Brookhurst St
22
39
405
55
1
73

Units: 349
Current Average Rent: $3,162
Concession: Up to 2 months
Current Occupancy: 28.7%
Current % Leased: 37.1%
Skyline at MacArthur Place

Rossmoor
Labourdette Park
Garden Grove
Orange
B City Parks Rec Playground
Westminster
Palm Mini Park
McFadden Park
Santa Ana
Tustin
Edinger Ave
CALIFORN
Bolsa Chica Ecological Reserve
Fountain Valley
Irvine
Huntington Beach
Costa Mesa
Bayview Park
Lindbergh Park
Galaxy View Park
Huntington Beach State Park
Newport Beach
Kings Road Park
Old School Park

Units: 342
Current Average Rent: $1,449
1-year ago Average Rent: $1,443
Current Occupancy: 94.6%
Year Built: 1984
Huntington Breakers